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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
BLYTH, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

BLYTH, INC.
One East Weaver Street
Greenwich, Connecticut 06831
(203) 661-1926

June 7, 2004

Amendment to Notice of Annual Meeting of Stockholders dated May 24, 2004
Amendment to Proxy Statement dated May 24, 2004

Dear Stockholder:

        In our Notice of Annual Meeting of Stockholders dated May 24, 2004, and in our Proxy Statement dated May 24, 2004, we stated that the record date for the determination of stockholders entitled to notice of, and to vote at, the 2004 Annual Meeting of Stockholders was May 13, 2004. The Board of Directors of the Company has now fixed the close of business on June 4, 2004, as the record date for the determination of stockholders entitled to notice of, and to vote at, the 2004 Annual Meeting of Stockholders.

        Accordingly, our Notice of Annual Meeting of Stockholders dated May 24, 2004, is hereby amended by deleting the date "May 13, 2004" where it appears therein and by substituting in lieu thereof the date "June 4, 2004."

        For the same reason, our Proxy Statement is also hereby amended by deleting the first two sentences on Page 2 of the Proxy Statement under the caption "VOTING RIGHTS AND PROXY INFORMATION" and by substituting the following sentences in lieu thereof:

    Proxies in the accompanying form are solicited on behalf of, and at the direction of the Board of Directors, which has fixed the close of business on Friday, June 4, 2004, as the record date (the "Record Date") for the determination of holders of outstanding shares of Common Stock entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof. On the Record Date, there were 45,678,927 shares of Common Stock issued and outstanding.

        The remainder of the Notice of Annual Meeting of Stockholders and the Proxy Statement are unchanged.

        Proxy Cards are being distributed herewith to all holders of outstanding shares of Common Stock entitled to notice and to vote at the 2004 Annual Meeting of Stockholders. Stockholders may, however, continue to use the Proxy Cards for the 2004 Annual Meeting of Stockholders that were previously delivered to them.

Sincerely,

Bruce D. Kreiger, Secretary

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BLYTH, INC. One East Weaver Street Greenwich, Connecticut 06831 (203) 661-1926
June 7, 2004
Amendment to Notice of Annual Meeting of Stockholders dated May 24, 2004 Amendment to Proxy Statement dated May 24, 2004